LEASE AGREEMENT

THIS LEASE ("Lease") is entered into by and between TANNENBAUM PROPERTIES, INC. with offices at 193 1A West Martin Luther King Boulevard, Tampa, Florida 33607 ("Landlord") and American Glaucoma Institute of Florida -Clearwater, Inc., a Florida Corporation, with offices at 7491 Ulmerton Road, Suite 1, Largo, Florida 34641 ("Tenant").

1. PREMISES. Landlord leases to Tenant, and Tenant leases and rents from Landlord, the space shown and identified on the schematic attached hereto as Exhibit "A" and incorporated herein, comprising approximately 3,936 square feet of rentable floor area known as Suite I ("Premises") in the building located at 7491 Ulmerton Road, Largo, FL ("Building").

2. TERM. The term of this Lease shall be three (3) year(s) unless sooner terminated or extended as provided herein. The term shall commence on October 1, 1998 ("Commencement Date") and shall end at 6:00 PM on September 30, 2001 ("Expiration Date").

3. TENDER OF POSSESSION. In the event possession of the Premises is not tendered by Landlord to Tenant on Commencement Date for any reason or cause, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection with or by reason thereof nor shall the obligations of Tenant hereunder be excused by reason of any such delay; provided, however, that Tenant shall not be obligated to pay any rents and charges (other than deposits) until Landlord has tendered possession of the Premises; and provided further, that if Landlord shall not have tendered possession of the Premises within sixty (60) days from the Commencement Date, Tenant may, at Tenants' option, by written notice to Landlord within ten (10) days thereafter, cancel and terminate this Lease. If Landlord shall not have tendered possession of the Premises within one year from the Commencement Date, Landlord may by written notice to Tenant within the (10) days thereafter cancel and terminate this Lease. If either party so cancels this Lease, according to the provisions stated above, Landlord shall return without interest any moneys previously deposited by Tenant, and the parties shall be discharged from any and all further obligations hereunder.

4. RENTS. Tenant agrees to pay Landlord rental of ($10.75psf) $42,312.00 per year plus sales and use tax, as adjusted annually pursuant to Section 6 ("Base Rent").

The Base Rent shall be payable in equal and consecutive monthly installments of $3,526.00 plus applicable sales tax in advance on the 1st day of each calendar month during the term.

If the Commencement Date occurs on a date other than the first day of a calendar month, rent shall be prorated (on daily basis) for the fractional month at the beginning of the term and paid on the Commencement Date, and rent for the fractional month at the end of the term shall similarly be prorated.

Tenant covenants and agrees to pay as additional rent a late fee equal to ten (10%) percent of any Base Rent, additional rent or other charges or payments due under this Lease that are not paid within five (5) days of their due date. Said fee is intended to reimburse Landlord for the additional bookkeeping and administrative costs resulting from Tenants late payment.

Upon execution of the Lease, Tenant shall pay first month's rent plus sales tax equaling $3,772.82, and a security deposit in accordance with paragraph 7 herein equaling $3,772.82, for a total of $7,545.64.

5. OPERATING COSTS. Tenant agrees to pay promptly before delinquency all charges for electricity, gas, water, sewer, and other utilities supplied to the Premises, whether determined by separate meter or otherwise. Such utilities shall be paid within the prescribed time therefor set by the billing authority. In the event such billing be made through a metering device whereby the charges therefor may be billable to Landlord, then Landlord shall
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deliver  written  notice,  thereof to Tenant and  Tenant  shall pay its  portion thereof upon demand. Said amount Shall be for the purpose of determining a default under this Lease and deemed rent pursuant to Section 4 hereof. Tenant shall pay interest on any payments made by Landlord on behalf of Tenant pursuant hereto at the maximum legal contract rate permitted by the laws of the State of Florida. Notwithstanding same, Landlord shall not be obligated to tender any such payments on behalf of Tenant.

6. ADJUSTMENT OF BASE RENT. The Base Rent shall be increased for the second and each succeeding lease year by an amount equivalent to fifty cents per square foot ($.50psf) over the Base Rent for the immediately preceding lease year.

7. SECURITY DEPOSIT. Tenant shall deposit with Landlord, upon execution hereof; $3,772.82 as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision hereof; Landlord may use, apply or retain all or any portion of said deposits for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenants default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby.

If Landlord so uses or applies all or any portion of said deposit, Tenant shall, within ten (10) days after written demand therefor, deposits cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated, and Tenant's failure to do so shall be material breach hereof. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not therefore been applied by Landlord, shall be returned; without payment Of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within thirty (30) days after the expiration of the term hereof, and after Tenant has vacated the Property.

8. USE. The Premises shall be used for office and related purposes and no other purpose. The Premises shall not be used for retail sales or for any illegal purpose, nor in any manner that would create any nuisance or trespass or vitiate any insurance on the Premises of the Building. Tenant agrees to comply with all governmental rules' regulation, decrees, or requirements applicable to the use and occupancy of the premises. If Tenant receives notice of any claim of violation of any law, rule or regulation applicable to the Premises of Building, Tenant shall promptly notify Landlord of such claim. Tenant shall not do or permit anything to be done in or about the Premises which will interfere with the rights of other Tenants in the Building or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. LANDLORD'S INTEREST NOT SUBJECT TO LIENS. As provided in 713.10, Florida Statutes, the interest of Landlord shall not be subject to liens for improvements made by Tenant, and Tenant shall notify any contractor making such improvements of this provision. An appropriate notice of this provision may be recorded by Landlord in the Public Records of the County in which the property exists, in accordance with said statute, without Tenant's joinder or consent.

10. REPAIR AND MAINTENANCE.

a. Tenant accepts the Premises and the Building in their present condition as suited for the use intended by Tenant. Tenant will, at its sole expense, maintain the Premises in a clean, attractive condition and in good repair. At the Expiration Date or other termination of the term, Tenant shall surrender and deliver up the Premises (together with all keys to the Premises) in like good order and condition as the same now are or shall be at the Commencement Date, ordinary wear and tear, and damage by fire and other unavoidable casualty not due to the negligence of Tenants, excepted.
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b.   Landlord will repair and maintain the structural  portions of the Building, including the basic plumbing, air-conditioning. beating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or whole by the act, neglect, fault or omission of Tenant, Tenant's pests or invitees, or persons otherwise permitted on the Premises by Tenant, in which case Tenant shall directly pay to Landlord the reasonable cost of such maintenance or repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as may be hereinafter provided, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with tenants business arising from the making of any repairs, alterations, or improvements in or to any portion of the Building or the premises or in or to fixtures, appurtenances, and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect. Tenant will be responsible for normal maintenance on plumbing, a/c, heating and electrical systems up to $250.00 per occurrence.

11. ALTERATIONS, ADDITIONS, OR IMPROVEMENTS. Tenant shall not make any alterations additions or improvements (structural or otherwise) in or upon the Premises or the Building, without obtaining Landlord's prior written consent. Any permitted additions or alterations shall conform to all building code standards and other requirements of the federal, state and local governments; and Tenant shall obtain all required governmental permits and approvals prior to beginning any work at the Premises.

All additions, alterations, installations, changes, replacements or improvements upon the Premises (including, but limited to, floor coverings, wall and ceiling lighting fixtures, window blinds and coverings, drapes and drapery hardware), whether made or installed by Tenant or by Landlord for Tenant's benefit, shall remain upon the Premises, become the property of Landlord, and be surrendered with the Premises and without disturbance or injury at the Expiration Date or other termination of this Lease. Should Landlord elect that certain alterations, installations, replacements, additions to or improvements upon the Premises be removed upon the Expiration Date or other termination of this Lease, Tenant shall cause the same to be removed at Tenant's sole cost and expense, and Tenant shall repair any damage that may be caused by said removal.

No later than the Expiration Date, Tenant shall remove all its property from the Premises and shall repair all injury done in connection with the installation or removal of said property. All personal property of Tenant remaining on the Premises after the Expiration Date shall be deemed abandoned and may, at the election of Landlord, be removed and Tenant shall reimburse Landlord any costs of removing the same.

In doing work of the nature described in this section, Tenant shall use only contractors or workmen approved by Landlord. Tenant shall also remove or appropriately bond off any lien for material or labor claimed to be furnished to the Premises on Tenant's behalf within ten (10) business days of Tenant's notice of the filing of such a lien.

Landlord, at Landlord's sole expense, shall recarpet the Leased Premises (carpet samples shall be given to the Tenant for color selection) and repair and repaint the existing front doors. Landlord, after full execution of the Lease and the bank clearance of the first month's rent and security deposit checks, shall allow the Tenant access to the Leased Premises to begin their Tenant modifications. Tenant will abide by all stipulations, restrictions and covenants of the Lease during this access period (to include, but not limited to, insurance requirements).

12. FIXTURES AND EQUIPMENT: REPAIR OR DAMAGE. Landlord shall have the right to prescribe the weight and position of all safes, computer facilities, and other heavy equipment or fixtures on the Premises. Tenant shall not install or operate any heavy equipment or electrically operated equipment or machinery (other than typewriters, adding machines and other items normally used in modem offices) without first obtaining the written consent of Landlord. Such consent may be conditioned by Landlord upon the payment by Tenant of additional rent as compensation for the excess consumption of water and/or electricity or the cost of additional wiring occasioned by the operation of said equipment or machinery. Tenant shall not install any other equipment of any kind which would necessitate changes, replacements or additions to the water system, plumbing system, heating system, air

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conditioning  system, or electric system, the Premises or the Building,  without the prior written consent of Landlord, which consent may be conditioned upon the payment by Tenant of the cost of any such changes, replacements or additions to any of said systems.

The Landlord shall be given two (2) business days notice of all movement by Tenant of furniture, equipment or other materials within the public or common areas and the Landlord, shall not be responsible for any damages to or charges for moving the same. Any injury to the Premises or the Building caused by moving property of Tenant into or out of the Building, and all breakage caused by Tenant or the agents, servants, employees and visitors of Tenant shall be repaired by Tenant at its expense.

13. SIGNS AND ADVERTISING. No sign, advertising or notices shall be inscribed, affixed or displayed on any part of the outside or the inside of the Building, or on any part of the outside of the Premises, except as approved in writing in advance by Landlord which approval shall not be unreasonably withheld. Landlord shall have the right to prohibit any advertisement of Tenant which in Landlord's opinion tends to impair the reputation of the Building or its desirability as a high-quality office building. All such signs and advertising shall comply with the applicable laws and ordinances.

14. INSURANCE. Landlord shall insure the Building against damage by fire and casualty, including extended coverage, in any amount Landlord in its sole discretion shall deem adequate, and shall maintain such insurance throughout the term.

Tenant shall insure all of its property, including leasehold improvements, at the Premises against damage by fire and casualty, including extended coverage, in such amount as shall be approved by Landlord, and Tenant shall maintain such insurance throughout the term. In addition, Tenant shall maintain with respect to the premises, comprehensive public liability insurance, with minimum limits of $1,000,000 for personal injury and $1,000,000 for property damage, such insurance shall be for the joint benefit of Landlord and Tenant and shall name Landlord and Managing Agent as additional insureds.

The insurance coverages required of Tenant shall be maintained with companies qualified to do business in Florida and otherwise acceptable to Landlord. Tenant shall deliver certificates of insurance indicating the above-specified coverages to Landlord no later than the Commencement Date, and continuing evidence of such coverages annually thereafter. Such insurance policies shall be in a form reasonably satisfactory to the Landlord and Managing Agent and shall provide for non-cancellation without at least ten (10) days prior written notice.

15. INSURANCE RATING. if any increase in rating of fire insurance or other insurance as stated by any insurance company or by the applicable Insurance Rating Bureau to be due to activity or equipment in or about the Premises, such statement shall be evidence that the increase in such rate is due to such activity or equipment and, as a result thereof Tenant shall be liable for such increase and shall reimburse Landlord therefore.

16. MUTUAL WAIVERS OF SUBROGATION. Neither Landlord, nor Managing Agent shall be liable (by way of subrogation or otherwise) to any party (or to pay insurance company insuring another party) for any loss or damage to any property covered by insurance, even though such loss or damage might have been occasioned by the negligence of Landlord, Tenant or Managing Agent, or their respective agents, employees invitees, or guests. This provision shall be in effect only so long as the applicable insurance policies shall provide that the aforementioned waiver shall not affect the right of the insured to recover under such policies, and each party shall use its best efforts (including payment of additional premiums, if necessary) to have its insurance policies contain the standard waiver of subrogation clause. In the event landlord's or Tenant's insurance carrier decline to accept a standard waiver of subrogation clause, Landlord or Tenant, as the case may be, shall promptly notify the other party, in which event the other party shall not be required to have its insurance policies contain waiver of subrogation clause.

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17.  DEFAULT.  The  occurrence of any one or more of the following  events shall constitute a default and breach of this Lease by Tenant:

a. Tenant's failure to make payments of any Base Rent Additional Rents or other rents and charges due hereunder, where such failure shall continue for a period of five (5) days after rent or charges are due-,

b. Tenant's failure to perform or comply with any of its covenants, agreements or obligations hereunder for a period of five (5) days after written notice by Landlord;

c.    The vacating or abandonment of the Premises;

d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant the same is dismissed within sixty (60) days of the appointment or a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenants interest in this Lease, where possession is not restored to Tenant within thirty (30) days or the attachment execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days; or

e. The assignment or subletting of all or part of the Premises, either voluntary or by operation of law, without the written consent of Landlord.

8. REMEDIES ON DEFAULT. In the event of any default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand:

a. Terminate Tenant's right to possession under the lease and reenter and retake possession of the Premises and relet or attempt to relet the Premises on behalf of Tenant at such rent and under such terms and conditions as Landlord may deem best under the circumstances for the purpose of reducing Tenant's liability. Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain liable for all Rents and Charges due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of the Lease.

b. Declare this Lease to be terminated, ended and null and void, and reenter upon and take possession of the Premises whereupon all right, title and interest of the Tenant in the Premises shall end.

c. Accelerate and declare the entire remaining unpaid Base Rent and Additional Rent for the balance of this Lease to be immediately due and payable forthwith, and may, at once, take legal action to recover and collect the same.

     All rights and remedies of Landlord herein enumerated shall be cumulative and nothing herein contained shall exclude any other right or remedy allowed by law.

     No reentry or retaking  possession  of the  Premises  by Landlord  shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rents and Charges due to Landlord hereunder or any damages accruing to Landlord by reason of the violations of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent or Additional Rent following any event of default hereunder shall not be construed as Landlord's waiver of such event of default. Forbearance by landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default.

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     Legal  options to recover  for loss or damage that  Landlord  may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following repossession.

19. LANDLORD'S CURE OF DEFAULT BY TENANT. If Tenant fails to make any payment or to promptly do any act or perform any obligation required of Tenant hereunder, then Landlord at its option may make such payment or do such act or perform such obligation. In such case, any charges or expenses paid, incurred or suffered by Landlord, together with interest thereon at the rate of eighteen (18 %) percent per annum, from the date paid by Landlord, shall constitute additional rent due and payable by Tenant to Landlord along with the next monthly installment of Rents and Charges after Landlord has sent a written invoice therefore; provided, however, that any such payments, actions or performance by Landlord shall not operate to cure such failure(s) by Tenant, or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

20. NO WAIVER. If under the provisions hereof any compromise or settlement shall be made, or if Landlord or Tenant fails to insist upon strict performance by the other party of any provision hereof-, it shall not be construed as a waiver or relinquishment for the future of any such provision, but such provision shall remain in fig force and effect. No waiver of any provision of this Lease shall be deemed to have been made, unless in writing and signed by the party to be charged therewith. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Rents and Charges herein stipulated shall be deemed to be other than on account of the earliest stipulated Rents and Charges, nor shall any endorsement or statement on any check (or any letter accompanying any check or payment) be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such Rents and Charges or to pursue any other remedy in this Lease. No reentry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an implied acceptance of a surrender of this Lease.

21. LANDLORD'S LIEN. Tenant hereby pledges and assigns to Landlord, and grants to Landlord a security interest in and against (under the Uniform Commercial Code as enacted in Florida) all goods, furniture, equipment fixtures, and other personal property of Tenant which are presently or may hereafter be situated on the Premises, and all proceeds therefrom, as security for payment of the Rents and Charges hereunder. The lien and security interest hereby created may be enforced and/or perfected, at the election of Landlord in any lawful manner.

22. INSPECTION. Tenant shall allow Landlord, its agents and employees, to enter the Premises at all reasonable times without charge to examine or inspect the Premises, or to prevent damage of injury to the same, or to make such alterations and repairs as Landlord may deem necessary, or to exhibit the same to prospective tenants during the last three months of the term.

23. LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSONS. Landlord shall not be liable to Tenant for (i) any accident or damage caused by electric lights or wires or the operation of elevators, heating, lighting or plumbing apparatus, or any accident or injury occurring in the connection with the Building and its services, (ii) losses of or damage to property of Tenant caused by rain, water or steam that may leak into or flow from any part of the Building through any defect in the roof or plumbing or from any other source, including but not limited to acts or omissions on the part of other tenants of the Building or person using or present at the Building, or (iii) thefts or losses of, or damage to, any goods, cask personal effects or other personal property stored or placed by Tenant (or its employees, agents visitors, licensees or invitees) in or about the Premises or the Building, unless the losses or damages referred to in said items (i) through (iii) are caused by negligence of Landlord and are covered by casualty or liability insurance carried by Landlord.

24. INDEMNIFICATION. Tenant shall indemnify and save harmless Landlord and its Managing Agent from and against any and all claims, actions, damages, liability and expenses, including court costs and reasonable attorneys' fees, in connection with the loss of life, personal injury and/or damages arising in whole or in part from or out of any occurrence in, upon or at the Premises, (ii) the occupancy or use by Tenant or any other party of the Premises, or (iii) any act or omission of Tenant, its agents, servants, employees, assignees or invitees.

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25.  FIRE AND  CASUALTY  DAMAGE.  If the  portion of the  Building  of which the
Premises are a part Is damaged by fire or other casualty but remains tenable, Landlord shall repair and restore said portion of the Building within one hundred twenty (120) days (or such longer period of time as may be reasonably necessary under the circumstances) thereafter and this Lease shall not be terminated. In such event during the period that Tenant is deprived of the use of the Premises, Tenant shall be required to utilize any of the Premises that Tenant is able to occupy, the Rents and Charges for said remaining space shall be that portion of the total Rents and Charges which the amount of square foot area that can be occupied bears to the total square foot area of the entire Premises.

If said portion of the Building shall be so damaged by fire or other casualty as to be untenable, then unless said damage is repaired by Landlord within ninety
(90) days thereafter, either party hereto, upon written notice to the other party given at any time following the expiration of said 90-day period, may terminate this Lease, in which case all Rents and Charges shall be apportioned and paid to the date of said fire or other casualty.

Notwithstanding the preceding provision, if the Building is so severely damaged or destroyed by fire or other casualty (although the Premises may not be affected) that Landlord shall decide within a reasonable time not to rebuild or reconstruct the Building, then this Lease shall terminate. No compensation or claim for diminution of Rents and Charges will be allowed or paid by Landlord, by reasons of inconvenience, annoyance or injury to business, arising from the necessity of repairing the Premises, or any portions of the Building. If the Leasehold Improvements of the Premises are destroyed by fire or other casualty, Tenant, at Tenant's sole expense, shall promptly restore the Leasehold Improvements as nearly as possible to their condition prior to such damage or destruction.

26. CONDEMNATION. If the Premises, or any part thereof, shall be taken or condemned or sold for public or quasi-public use or purpose by or to any government authority, this Lease shall fully cease and terminate as of the date when possession is delivered to such authority. In such event, Tenant shall have no claim against Landlord (for the value of the unexpired term, for leasehold improvements, for goodwill or loss of business, or otherwise), and shall not have any claim or right to any portion of the award or damages that may be paid as a result of any such condemnation, and any rights of tenant to damages therefore are hereby assigned by Tenant to Landlord.

27. ASSIGNMENT AND SUBLETTING. Tenant will not sublet the Premises or any part thereof (or transfer possession or occupancy thereof) to any person, firm or corporation, or transfer or assign this Lease, without the prior written consent of Landlord, nor shall any subletting or assignment be effected by operation of law or otherwise than by the prior written consent of Landlord. The consent by Landlord to any assignment transfer or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of Rents; and Charges from any such assignee, transferee, subtenant or occupant constitute or be construed as such a waiver or release of Tenant or Guarantor.

28. HOLDING OVER. In the event Tenant shall not immediately surrender the Premises on the Expiration Date, Tenant shall become a tenant by the month at twice the monthly Rents and Charges in effect during the month preceding the Expiration Date. Tenant shall thereafter be subject to all conditions and covenants of this Lease as though the same had originally been a monthly tenancy. Thereafter, Tenant shall give Landlord at least thirty (30) days' written notice of any intention to quit the Premises, and Tenant shall be entitled to thirty (30) days' written notice from Landlord to quit the Premises (except in the event of any failure or breach under Section 19, in which event the provisions of Section 19 shall govern).

Notwithstanding the foregoing provisions, in the event that Tenant shall hold over after the Expiration Date and Landlord shall desire to regain possession of the Premises promptly at such time then at any time prior to Landlord's acceptance of rents and charges from Tenant as a monthly tenant hereunder, Landlord at its option may reenter and take possession of the Premises in any manner permissible under the laws of the State of Florida.

29. SUBORDINATION. This Lease is subject and subordinate to any mortgage which may now or hereafter encumber or otherwise affect the real estate (including the Building) of which the Premises form a part, and to all renewals, extensions, modifications, consolidations, replacements, recastings and/or refinancing thereof. This provision shall be self-operative, and no further instrument of subordination shall be required by any mortgagee. In confirmation of such subordination, upon Landlord's request, Tenant shall promptly execute any requisite or appropriate certificate or document. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate for or on behalf of Tenant. In the event that any proceedings are brought for the foreclosure of any such mortgage, Tenant shall attorn to the purchaser at such foreclosure sale and shall recognize such purchaser as the landlord under this Lease, and Tenant waives the provisions of any statute or rule of law (now or hereafter in effect) which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. At the written request of the party secured by any such mortgage, Tenant shall also execute, acknowledge and deliver any instrument that has for its purpose and effect the confirmation of the above subordination of the Lease to any mortgage.

30. ESTOPPEL CERTIFICATE. Tenant agrees, at any time and from time to time, upon not less than ten (10) days' prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease is in full force and effect as modified and stating any such modification; (ii) certifying that Tenant has accepted possession of the Premises; (iii) stating that no rents and charges under this Lease have been paid more than thirty (30) days in advance' (iv) stating the address to which notices to Tenant should be sent; (v) certifying that Tenant, as of the date of any such certification, has no charge, lien or claim of set off under this Lease otherwise, against Rents and Charges; and (vi) stating whether or not, to the best of Tenants knowledge, landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge.

Any statement delivered pursuant hereto may be relied upon by any prospective mortgagee of the Building or of Landlord's interest or any prospective assignee of any such mortgage.

Tenant further agrees that it will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to any mortgagees of Landlord as may have been given to Tenant by Landlord from time to time, at such address or addresses and until a reasonable period of time shall have elapsed following the giving of such notice, during which period of time Landlords mortgagees shall have the right, but shall not be obligated, to remedy such act or omission.

31. NOTICES. All notices and communications required or desired to be given hereunder by either party to the other shall be given either by personal delivery or by certified or registered mail, postage prepaid, return receipt requested, and shall be deemed to have been given upon the earlier of actual receipt or three business days after posting. All such notices shall be addressed as follows:

                                    LANDLORD:

                           TANNENBAUM PROPERTIES, INC.
                          c/o Fox and Associates, Inc.
                       8902 North Dale Mabry Highway, #101
                              Tampa, Florida 33614

                                     TENANT:

            American Glaucoma Institute of Florida - Clearwater, Inc.
                           7491 Ulmerton Road, Suite I
                              Largo, Florida 34641

Either party may, by like written notice, designate a new address to which such notices shall be directed, In addition, all Rents and Charges payable by Tenant to Landlord shall be paid to the Managing Agent at his address set forth above.

32. NO PARTNERSHIP. Nothing contained in this Lease Shall be deemed or construed to create a partnership or joint venture among Landlord, Managing Agent and/or Tenant, or create any other relationship between the parties hereto other than that of Landlord and Tenant.

33. NO REPRESENTATION BY LANDLORD. Neither Landlord nor any agent or employee of Landlord, has made any representations or promises with respect to the Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein set forth.

'Me taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition as of the Commencement Date, except as herein expressly set forth the taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises, and the Building are in good and satisfactory condition as of the Commencement Date.

34. BROKERAGE. Each party represents that it has not had dealing with any real estate broker, finder or other person with respect to this Lease, except FOX AND ASSOCIATES, INC. Each party shall indemnify and hold harmless the other party from all damages resulting from claims asserted against the other party by any other broker, finder or persons with whom the party has or purportedly has dealt, and Landlord shall pay any commissions or fees that are payable to the aforesaid named broker or finder with respect to the Lease, in accordance with the provisions of a separate commission contract.

35. QUIET ENJOYMENT. Tenant shall have the peaceful and quiet use of the Premises for the term of this Lease, without hindrance or interruption by Landlord or any other person lawfully claiming by, through or under Landlord, subject to Tenant's observance and performance of all terms and conditions of this Lease, and to any and/or Landlord's interest in the Premises and the Building, may be subordinate. Landlord warrants that he has full right and authority to enter into this Lease for the full term.

36. RULES AND REGULATIONS. Tenant will observe and comply with any reasonable rules and regulations that Landlord may prescribe (by written notice to Tenant) for the safety, care and cleanliness of the Building and the Parking Area, and the comfort, quiet and convenience of other occupants of the Building.

37. RENTABLE FLOOR AREA. As used in this Lease, the term "rentable floor area" shall mean (i) the number of usable square feet of floor area within die Premises, plus (ii) Tenant's deemed pro rata share of the square footage within the common areas of the Building,

38. LENDER'S MODIFICATION. If in connection with securing financing for the Building, an institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold or delay its consent, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect Tenants leasehold interest or Tenant's use and enjoyment of the Premises.

39. APPLICABLE LAW. Florida Law shall govern the validity, performance and enforcement of this Lease. If any provisions of this Lease shall at any time be deemed to be invalid or illegal by any court of competent jurisdiction, this Lease shall not be invalidated thereby. In such event, THIS Lease shall be construed as if such invalid or illegal provisions had not been contained herein, thereby preserving all of the other terms, conditions, and provisions of this Lease.

40. ATTORNEY'S FEES, ETC. Should either party employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any matter arising hereunder, or to recover damages for the breach hereof the party prevailing shall be entitled to recover from the other party all reasonable costs, charges and expenses, including attorneys' fees, the value of time charged by paralegal and/or other staff members operating under the supervision of an attorney, and other legal costs expended or incurred in connection therewith, before, during and subsequent to any litigation, including arbitration and appellate proceedings, bankruptcy or similar debtor/creditor proceedings, and proceedings to enforce any indemnity agreement herein contained.

41. ENTIRE AGREEMENT. This Lease, together with the Exhibits incorporated herein, contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained or referred to in this instrument shall have any force or effect. This Lease shall not be modified in any way except in writing subscribed by both Landlord and Tenant.

42. HEIRS AND ASSIGNS: MISCELLANEOUS. The provisions of this Lease shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective successors, heirs, executors, administrators, legal representatives and assigns. Landlord may freely and fully assign its interest hereunder, and the term "Landlord" as used in this Lease means only the then owner of the Building and the Premises.

Accordingly, in the event of any sale or lease of the Building and the Premises, Landlord shall be entirely relieved of all covenants and obligations of Landlord accruing thereafter, and it shall be deemed without further agreement that the purchaser of the lease, as the case may be, have assumed and agreed to carry out all covenants and obligations of Landlord hereunder during the period such party has ownership and/or possession of the Building and the Premises. Neither the shareholders, nor the officers nor the directors of Landlord shall be liable for the performance of Landlord's obligations under this Lease. Tenant further agrees that the liability of Landlord for its obligations under this Lease is specifically limited to Landlord's interest in the Building and the Premises, and Landlord shall never be personally liable with respect to any of the terms, covenants and conditions of this Lease.

43. RADON GAS DISCLOSURE. The following language is required by law in any contract involving the sale or lease of any building within the State of
Florida:

"RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who arc exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

44. ENVIRONMENTAL COMPLIANCE.

a. Tenant shall not use, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Property, or transport to or from the Property, any Hazardous Substance (as defined below), or allow any other person or entity to do so. Tenant shall keep and maintain the Property in compliance with, and shall not cause or permit the Property to be in violation of any Environment Laws (as defined below), except those substances properly permitted for by all governmental agencies.

b. Tenant shall give prompt notice to Landlord of (i) any proceeding or inquiring by any governmental authority (including without limitation the Florida Environmental Protection Agency or Florida Department of Health and Rehabilitative Services) with respect to the presence of any Hazardous Substance on the Property or the migration thereof from or to other property; (ii) all claims made or threatened by any third party against Tenant, Landlord or the Property relating to any loss or injury resulting from any hazardous Substance; and (iii) Tenant's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Law or any regulation adopted in accordance therewith.

c. Tenant shall protect, indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns any and all loss, damage, cost, expense or liability (including attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, transport or presence of a Hazardous Substance on, under, about, to or from the Property, including without limitation all foreseeable consequential damages and the costs of any necessary repair, cleanup or detoxification of the Property, in any way arising from the acts of Tenants.

d. "Environmental Laws" shall mean any federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene, or environmental conditions on, under or about the Property, including without limitation the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended from time to time (CERCLA"), 42 U.S.C. Sections 9601 et seq. and the Resource Conservation and Recovery Act of 1976, as amended from time to time ("RCRA"), 42 U.S.C. Sections 6901 et seq.

     The term "Hazardous Substance's shall include without limitation: (i) those substances included within the definitions of "hazardous substances,"
     "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation, Act, 49 U.S.C. Sections 1801 et seq. and in the regulations promulgated pursuant to said laws; (ii) those substances defined as "hazardous wastes" in any Florida Statute and in the regulations promulgated pursuant to any Florida Statute; (iii) those substances listed in the United States Department of Transportation Table (49 CER 172. 101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (vi) such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or which arc - classified as hazardous or toxic under federal, state or local laws or regulations; and (v) any material, waste or substance which is (1) petroleum, (2) asbestos, (3) polychlorinated biphenyl, (4) designed as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U. S. C. Sections 1251 et seq., or listed pursuant to Section 307 of the Clean Water Act, (5) flammable explosive, or (6) radioactive materials.

e. Landlord shall have the right to inspect the Property and audit Tenant's operations thereon to ascertain Tenants compliance with the provisions of this Lease at any reasonable time, and Tenant shall provide periodic certifications to Landlord, upon request, that Tenant is in the compliance with the environmental restrictions contained herein. Landlord shall have the right, but not the obligation, to enter upon the Property and perform any obligation of Tenant hereunder of which Tenant is in default, including without limitation any remediation necessary due to environmental impact of Tenant's operations on the Property, without waiving or reducing Tenant's liability for Tenant's default hereunder.

f. All of the terms and provisions of the Section shall survive expiration or termination of this Lease for any reason whatsoever.

45. AMERICANS WITH DISABILITIES ACT OF 1990 ("ADA"). Within five (5) days after receipt, Tenant shall advise Landlord in writing, and provide Landlord with copies of (as applicable), any notices alleging violation of the Americans with Disabilities Act of 1990 ("ADA") relating to any portion of the Premises; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises; or any governmental, or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion or the Premises.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PROPERTY.

NEITHER LANDLORD NOR TENANT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LEGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS LEASE, ANY RELATED AGREEMENT OR INSTRUMENT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN LANDLORD AND TENANT. NEITHER LANDLORD NOR TENANT WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY TENANT AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER LANDLORD NOR TENANT HAS IN ANY WAY AGREED WITH OR REPRESENTED THAT THE PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, the parties hereto have executed this Lease.

Signed, sealed and delivered        LANDLORD:
in the presence of:
                                    TANNENBAUM PROPERTIES, INC.

/s/ Signature Illegible             By: /s/ Signature Illegible
-----------------------                 --------------------------

/s/ Signature Illegible             Date: 8/10/98
-----------------------                  -------------------------

                                    TENNANT:

                                    By: /s/ G. Richard Smith, President/Director
                                        ----------------------------------------
                                          G. Richard Smith, President/Director
                                          --------------------------------------
                                    Its:
                                         ---------------------------------------
                                    Date:  8/8/98
                                         ---------------------------------------

                                   EXHIBIT "A"



                               7491 ULMERTON ROAD
                             ST. PETERSBURG, FLORIDA




                                     SUITE 1

                                    SUITE 2A

                                    SUITE 2B

                                    SUITE 3A

                                    SUITE 3B

                                    NOTICE TO
             OWNERS, PROSPECTIVE TENANTS AND BUYERS OF REAL PROPERTY
                 REGARDING THE "AMERICAN WITH DISABILITIES ACT"

Please be advised that an owner or tenant of real Property may be subject to the Americans with Disabilities Act (the ADA), a Federal law codified at 42 USC
Section 12101 et seq. Among other requirements of the ADA that could apply to your property, Title III of the ADA requires owners and tenants of "public accommodations" to remove barriers to allow access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons by January 26, 1992. The regulations under Title III of the ADA are codified at 28 CFR Part 36.

We recommend that you and your attorney review the ADA and the regulations, and, if appropriate, your proposed lease or purchase agreement, to determine if this law could apply to you, and the nature of the requirements. These are legal issues. You are responsible for conducting your own independent investigation of these issues. Fox and Associates, Inc. cannot give you legal advice on these issues.

Please acknowledge your receipt of this notice by signing and dating it below.

Received on: 8-8, 1998

Signature:  /s/ G. Richard Smith
            --------------------

Printed Name G. Richard Smith
            --------------------
                                       14